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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)           February 15, 2002
                                                             -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)



   Laws of the United States           033-99442-01            51-0269396
   -------------------------           ------------            ----------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)       Identification Number)



201 North Walnut Street, Wilmington, Delaware                          19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                      302/594-4000
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Registrant's telephone number, including area code


                          N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
                  See separate index to exhibits.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST USA BANK, NATIONAL ASSOCIATION
                                As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST



                                By:  /s/ Tracie H. Klein
                                     ----------------------------------------
                                     Name:   Tracie H. Klein
                                     Title:  First Vice President


Date:  February 15, 2002
       -----------------

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                                INDEX TO EXHIBITS

Exhibit Number   Exhibit
--------------   -------

    28.1         Excess Spread Analysis
    28.2         Series 1999-1 Monthly Servicing Certificate - Janaury 31, 2002
    28.3         Monthy Series 1999-1 Certificateholder's Statement - January
                 31, 2002
    28.4         Series 2000-1 Monthly Servicing Certificate - January 31, 2002
    28.5         Monthly Series 2000-1 Certificateholders' Statement - January
                 31, 2002